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                                                                    EXHIBIT 10.2

                              STANDARD OFFICE LEASE

                                   COVER PAGE

         The capitalized terms in this Lease shall have the meanings ascribed to them below, and each reference to such term in the Lease shall incorporate such meaning therein as if fully set forth therein.

TERMS:

LANDLORD:         KGE Associates, LP with its principal office at 855 Mt. Vernon
                  Highway, N.E., Atlanta, Georgia, 30328.

TENANT: Complementary Solutions, Inc., a Corporation duly organized and existing under the laws of the State of Georgia with its principal office at 4250 Perimeter Park South, Suite 200, Atlanta. Georgia.

PREMISES:         (a) Suite: 200

                  (b) Rentable Area: 9,228 square feet

                  (c) See Floor Plan attached hereto as Exhibit "A."

BUILDING:         4250 Perimeter Park South, Dekalb County, Georgia, which is located within the Project.

PROJECT: Those certain tracts or parcels of land owned by Landlord from time to time, together with all improvements located thereon or which may hereafter be constructed thereon.

COMMENCEMENT DATE:  April 10, 1992

TERMINATION DATE:  March 31, 1997

FIRST LEASE YEAR BASE RENT (PER YEAR):  $87,666.00

BASE TAXES AND ASSESSMENTS:  1992 Base Year

FIRST MONTH'S RENT:  $7,305.50

SECURITY DEPOSIT:  $8,220.61

AGENT:  The Wesley Company - Ed Easterlin & John Goodhew



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                                 LEASE AGREEMENT

                     SUITE 200; PERIMETER CREST OFFICE PARK

       THIS LEASE AGREEMENT is made and entered into on the 28th day of January, 1992, by and between KGE Associates, a Limited Partnership as landlord (the "Landlord") and Complementary Solutions, Inc. a Corporation as tenant (the "Tenant").

       IN CONSIDERATION of the promises and covenants contained herein and for other good and valuable considerations, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

         1.  PREMISES.

         Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, for the term and upon the terms and conditions contained herein, those certain premises (the "Premises") shown on the floor plan attached hereto as Exhibit "A" and incorporated herein by reference, containing approximately 9,228 square feet and located in the building 4250 Perimeter Park South (the "Building") in Perimeter Park Office Park (the "Project") at 4250 Perimeter Park South, Suite 200, Atlanta, Dekalb County, Georgia. No easement for light, air or view is included.

         2.  TERM.

         The term of this Lease shall be for 60 months and shall commence on the date the Premises are ready for occupancy by Tenant or the date Tenant shall first occupy the Premises, whichever shall first occur, provided that should the term of this Lease commence on a day other than the first day of the calendar month, the term of this Lease shall continue for 60 months from the first day of the calendar month following said "date of commencement," but in no event shall said date of commencement be later than the 10th day of April 1992. If Landlord for any reason whatsoever cannot prepare the Premises for occupancy on or before such date, this Lease shall not be void or voidable, nor shall Lessor be liable to Tenant for any damage resulting therefor. Tenant agrees to confirm the date of commencement in writing if and when requested to do so by Landlord. Notwithstanding anything to the contrary contained in this Lease the term of this Lease shall expire at 11:59 p.m. on March 31, 1997. If the premises is ready before the date of commencement, the Tenant may begin moving in early, and no rent shall be due except that all other terms and conditions of this lease shall be in full force and effect.

         3.  RENT.

         (a) Beginning Rent. Tenant shall pay to Landlord as rent, in legal tender, without set-off or counterclaim at 855 Mount Vernon, NE, Atlanta, Georgia 30328, or such other place as Landlord shall designate in writing an annual rental of eighty seven thousand six hundred sixty-six dollars and no/100 ($87,666.00), payable monthly in equal installments of seven thousand three hundred five dollars and 50/100 ($7,305.50), each in advance on the first day of every calendar month during the term of this Lease. If the term of this Lease shall commence on a day other than the first day of a calendar month, the rental payment for such month shall be proportionately reduced. Rental payments not received by Landlord within ten (10) calendar days of the due date thereof shall be subject to a late charge due and payable by Tenant to Landlord on the eleventh (11th) calendar day after the due date thereof in an amount equal to twenty-five dollars ($25.00) or five percent (5%) of such past due rental, whichever amount is greater.

         (b) Taxes. Tenant shall pay upon demand as additional rent during the term of this Lease (and during each renewal term), the amount by which all taxes (including, but not limited to, ad valorem taxes, special assessments, betterment assessments and governmental charges) on



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the premises for each tax year exceed all taxes on the premises for the 1992 tax year. In the event the premises are less than the entire property assessed for such taxes for any such tax year, then the tax applicable to the premises shall be determined by proration which shall be computed on the basis of the rentable floor area of the premises bears to the rentable floor area of the entire property assessed. If the final year of the lease term fails to coincide with the applicable tax year, then any excess for such tax year during which the term ends shall be reduced by the prorate part of the tax year beyond the end of the lease term. Any real estate agent's commission shall not apply to any such additional rent resulting from the provisions of this paragraph.

         4.  USE.

         The Premises shall be used for general office purpose and for no other purpose. Tenant shall not do or permit to be done in or about the premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now or hereafter in force, or which is prohibited by the standard form of fire insurance policy or will in any way increase the existing rate of or affect any fire or other insurance upon the Project or Building or any part thereof or any of its contents, or cause a cancellation of any Insurance policy covering the Project or Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants of the Project, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises.

         5.  ALTERATIONS AND IMPROVEMENTS.

         Tenant will not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof, or attach any fixtures, equipment or signs thereto, without first obtaining Landlord's written consent. Said consent shall not be unreasonably withheld and shall be delivered to Tenant within ten (10) business days from receipt of written notice by Tenant. If Tenant does not receive notice from Landlord within ten (10) business days then Tenant shall deem that Landlord has accepted Tenants notice. All alterations, additions and improvements, whether temporary or permanent in character, made in or upon the Premises either by Tenant or Landlord (other than Tenant's movable office furniture or other items put in at Landlord's expense and identified by Landlord and Tenant as personalty) shall, at the termination or expiration of this Lease, for whatever reason, become Landlord's property and remain on the Premises without compensation to Tenant, unless there is a written agreement between the parties providing for such removal. Landlord hereby agrees that Tenant may install a security system in the Premises and install sound attenuation material on the walls of the open areas.

         6.  LIENS.

         Tenant shall keep the premises, the Building, the Project and the property upon which the Project is situated free from any liens or claims of lien arising out of work performed, materials furnished or obligations incurred by, for or at the instance of Tenant, its assignees or subtenants. Should any such lien or claim of lien be filed or recorded, Tenant shall bond against or discharge the same within ten days after written request of Landlord; provided that Tenant shall have the right to contest the validity of any lien or claim if the Tenant shall first have posted a bond to insure that upon final determination of the validity of such lien or claim the Tenant shall immediately pay any judgment rendered against it with all proper costs and charges, and shall have such lien released without costs to the Landlord.

       Nothing contained in this Lease shall be deemed or construed as constituting the consent or request of Landlord, express or implied, to any contractor, subcontractor, laborer, mechanic or



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materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration or repair of or to the Premises or any part thereof, nor as giving Tenant a right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanic's or materialman lien or claim of lien against the Premises or the Tenant's interest therein, the Building, the Project or the property upon which the Project is located.

         7.  REPAIR.

         By entry hereunder Tenant accepts the Premises as being in good and sanitary order, condition and repair. Tenant shall, at all times during the terms hereof and at Tenant's sole cost and expense, keep the Premises in good and sanitary conditions and repair, damage thereto by fire, earthquake, act of God or the elements excepted. Tenant hereby waives all rights to make repairs at the expense of Landlord as provided by any law, statute or ordinance now or hereafter in effect. Tenant shall at the end of the term hereof surrender to Landlord the Premises and all alterations, additions and improvements thereto in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted. Landlord shall make any structural repairs necessary for safety and tenantability and necessary repairs of the Building's fixtures and electrical, heating, cooling and plumbing systems in the premises and will maintain the appearance and grounds of the Building in a manner consistent with other quality office buildings in Atlanta, Georgia, unless the damage to be repaired is attributable to any act or neglect of Tenant its agents, employees or visitors, in which event Tenant shall be responsible for repairing such damage. Tenant shall at once report in writing to Landlord any defective condition known to it which Landlord may be required to repair.

         8.  SERVICES.

         Landlord agrees to provide Tenant, as Landlord deems necessary and subject to limitations contained in any governmental controls now or hereafter imposed or matters beyond Landlord's control and subject to cessation for reasonable necessity the following services:

         (a)   General cleaning and janitorial service including trash removal.

         (b) General maintenance of the Building and landscaping and maintenance of the grounds around the Building.

         (c) Heating and air-conditioning service daily on Mondays through Fridays inclusive (national holidays excepted), from 8:00 a.m. to 6:00 p.m. and on Saturdays, if not a holiday, from 8:00 a.m. to 1:00 p.m. Without the express written consent of Landlord, Tenant shall not install or use heat generating machines and similar equipment or supplementary air-conditioning equipment. In the event Landlord consents to such installation, the costs of operation and maintenance of such equipment shall be paid by Tenant to Landlord. Should Tenant desire either heating or air-conditioning at times when such services are not famished by Landlord under the terms of the lease, Landlord will furnish such services as requested by Tenant, at Tenant's expense and at a reasonable hourly charge as is from time to time determined by Landlord, which charges Tenant shall promptly pay on being billed by Landlord.

         (d) Reasonable facilities for furnishing light and electric power for the operation of primary office equipment such as personal computers, typewriters, lamps, adding machines, and calculators, dictating equipment, and clocks. Tenant shall bear the cost of electrical current required to operate any other equipment, which cost shall be reasonably determined by Landlord.

         (e)   Water and sewer costs for water reasonably used in the Premises.



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         (f)   Elevator service during reasonable hours, 7 days per week.

         (g) Landlord shall, when advised or requested by Tenant, provide and replace fluorescent tubes or incandescent bulbs for fixtures in the Premises.

         9.  PEACEFUL POSSESSION.

         So long as the Tenant shall observe and perform the covenants and agreements binding on it hereunder, the Tenant shall at all times during the term of this Lease peacefully and quietly have and enjoy possession of the Premises.

         10.  LIABILITY OF LANDLORD AND TENANT.

         Except as provided for in the final paragraph of this paragraph #10, Landlord shall not be liable to Tenant in any manner whatsoever for failure to furnish or delay in furnishing any service provided for in this Lease and no such failure or delay shall constitute an actual or constructive eviction of Tenant nor shall any such failure or delay operate to relieve Tenant from the prompt and punctual performance of each and all the covenants to be performed herein by Tenant. Except as provided in the final paragraph of this paragraph #10, Landlord shall not be liable to Tenant for damage to person or property caused by defects in the cooling, heating, electric, water or other system or apparatus or by water discharged from sprinkler systems, if any, in the Building or from any water pipes nor for the theft, mysterious disappearance, or loss of any property of Tenant whether from the Premises or any part of the Building or property adjoining the Building. Landlord agrees to make reasonable efforts to protect Tenant from interference or disturbance by third persons including other tenants. Landlord shall not, however, be liable for any such interference or disturbance whether caused by another tenant or tenants of Landlord or other person, nor shall Tenant be relieved from any obligation herein because of such interference, disturbance or breach.

         Tenant and Landlord shall indemnify each other against any liability or expense of any nature due to the breach of any covenant in this Lease required to be performed by the Indemnitor. Tenant shall indemnify the Landlord against any liability or expense of any nature due to Tenants use or occupancy of the premises.

         Landlord shall not be liable, responsible or in any way accountable for any loss, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person who may at any time be using or occupying or visiting the Premises, the Building or the Project or be in, on or about the same, whether such loss, injury, death or damage shall be caused by or in any way result from or arise out of any act, omission or negligence of Tenant or of any occupancy, tenant, visitor or user of any portion of the Premises, the Building or the Project, except those arising by reason of the negligence or willful act of Landlord, its agents or employees. Tenant shall forever indemnify, defend, hold and save Landlord free and harmless of, from and against any and all claims, liabilities, actions, expenses, losses or damages whatsoever on account of or in connection with any such loss, injury, death or damage, except those arising by reason of the negligence or willful act of Landlord, its agents or employees. Tenant hereby waives all claims against Landlord for damages to the furniture, furnishings or other property of Tenant in, upon or about the Premises, and for injuries to persons or property in or about the Premises, the Building or the Project, from any cause arising at any time, except those arising by reason of the negligence or willful act of Landlord, its agents or employees.

         Notwithstanding any provision of the Lease to the contrary, if Landlord fails to provide Tenant with any of the services required of Landlord herein, then Tenant shall provide Landlord with written notice of such failure, and, provided such failure is a result of a cause within the reasonable control of Landlord, if Landlord has not diligently commenced to cure such failure



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within ten (10) days after receipt of Tenant's notice, then Tenant shall have the right to expend any reasonable sums to cure such failure and invoice Landlord for the actual reasonable costs so incurred, which costs Landlord shall reimburse to Tenant within thirty (30) days of receipt of Tenant's invoice therefore, failing which Tenant may pursue such remedies as Tenant may have at law or in equity.

         11.  ASSIGNMENT AND SUBLETTING.

         Tenant shall not, without the prior written consent of Landlord (which consent shall not be unreasonably withheld) assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant.

         12.  SUBORDINATION OF LEASE.

         The rights of the Tenant under this Lease shall be and are subject and subordinate at all time to the lien of any and all mortgages, security deeds, deeds to secure debt or loan deeds in any amount or amounts whatsoever now or hereafter placed on Landlord's interest in the Project or the Building, or both, and to all advances made or hereafter to be made upon the security thereof. Although such subordination shall be self-operative, the Tenant shall execute such further instruments confirming such subordination as may be requested by the Landlord. If any such mortgage, security deed, deed to secure debt or loan deed shall be foreclosed, upon request to the mortgagee or the purchaser on foreclosure, the Tenant will recognize as the Landlord and new owner of the Building the purchaser on foreclosure sale thereunder (or purchaser by deed in lieu of foreclosure) and will execute such instruments as may be necessary or appropriate to evidence such attornment. Notwithstanding any of the above, Tenant agrees that Landlord or his successor in interest shall have the right to declare this Lease prior and superior to any such mortgage, security deed, deed to secure debt or loan deed and Tenant agrees, upon request, to execute any instrument or instruments requested by Landlord or such first mortgagee to confirm same.

         This Lease shall be subject and subordinate to all underlying leases and to security deeds which may now or hereafter affect such leases or the real property of which premises form a part, and also to all renewals, modifications, extensions, consolidations and replacements of such underlying leases and such security deeds. Although no instrument or act on the part of Tenant shall be necessary to effectuate such subordinations, Tenant will, nevertheless, execute and deliver such further instruments confirming such subordination of this Lease as may be desired by the holders of said security deeds or by any of the Landlords under such underlying leases. If any underlying lease to which this Lease is subject terminates, Tenant shall on timely request attorn to the owner of the reversion.

         13.  INSPECTIONS.

         Landlord may enter the Premises at reasonable hours to (a) inspect the Premises, (b) exhibit the Premises to prospective purchasers or tenants, (c) determine whether Tenant is complying with all its obligations hereunder, (d) supply any service to be provided by Landlord to Tenant hereunder, (e) post "For Lease" signs of reasonable size upon or within the Premises during the last ninety (90) days of the term hereof and during any period of holding over by Tenant, and (f) make repairs required of Landlord under the term hereof or repairs to any adjoining space or utility services or make repairs, alterations or additions to any other portion of the Building, provided, however, that all such work shall be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible.

         14.  DAMAGE AND DESTRUCTION.



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         If either the Premises or the Building containing the Premises is totally destroyed or so substantially damaged as to be untenantable by fire, lightning, earthquake, windstorm or other casualty, and cannot be repaired within one hundred twenty (120) days, this Lease may be terminated by either party upon thirty (30) days written notice to the other, and rent shall be accounted for between the Lessor and Lessee as the termination date. In the event of partial destruction or damage to the Premises, so as to render the Premises partially, but not wholly untenantable, this Lease shall not terminate but the annual rental rate shall be reduced in proportion to the area of the Premises which cannot be used or occupied by Tenant as a result of such fire or other casualty. Landlord shall, in the event of such partial damage or destruction, and within a reasonable time after said fire or other casualty, subject to matters beyond Landlord's control and to the extent availability of insurance proceeds, restore the Premises to as near the same structural condition as existed prior to said fire or other casualty, but without prejudice to Tenant's responsibility therefor should the fire or other casualty have resulted from the act, negligence, or fault of Tenant or its representatives, agents, or invitees. In the event of partial damage or destruction of the Premises (not caused by act, negligence, or fault of Tenant or its representatives, agents or invitees) which renders the remainder of the Premises impractical for use during restoration, the whole of the rent shall abate during the restoration period. In the event of partial damage or destruction of the Premises, should the repairs or restoration not be completed for any reason within one hundred twenty (120) days from the date of said fire or casualty, Tenant may terminate this Lease by giving the Landlord written notice to terminate not later that one hundred (100) days after the fire or other casualty. In no event shall Tenant have any option to terminate nor shall rent abate if the fire or other casualty be the result of the act, negligence or fault of Tenant, or its representatives, agents, employees or invitees.

         15.  EMINENT DOMAIN.

         (a) If title to any part of the Premises is taken for any public or quasi-public use by eminent domain or by private purchase in lieu thereof, or if title to so much of the Building is taken that a reasonable amount of reconstruction thereof will not, in Landlord's sole discretion, result in the Premises or the Building being a practical improvement and reasonably suitable for use for the purpose for which they are designed, then, in either event this Lease shall terminate at the option of Landlord on the date the condemning authority actually takes possession to the part condemned. If title to the whole of the Premises is taken by eminent domain then this Lease shall terminate as of the date possession of the Premises is taken by the condemning authority.

         (b) If the Lease is terminated under the provisions of this Paragraph 15, rent shall be apportioned and adjusted as of the date of termination.

         (c) If there is a partial taking of the Premises or the Building and this Lease is not thereby terminated under the provisions of this Paragraph 15, then this Lease shall remain in full force and effect, and Landlord shall, within a reasonable time thereafter, repair and restore the remaining portion of the Premises, should they be affected, to the extent necessary to render the same tenantable and shall repair or reconstruct the remaining portion of the Building to the extent necessary to make the same a complete structural unit.

         (d) All compensation awarded or paid upon a total or partial taking of the Premises, the Land or Building shall belong to and be the property of Landlord without any participation by Tenant. Nothing herein shall be construed to preclude Tenant from prosecuting any claim directly against the condemning authority for loss of business, damage to, and cost of removal of trade fixtures, furniture and other personal property belonging to Tenant; provided, however, that no such claim shall diminish or adversely affect Landlord's award.

         (e) After any partial taking of the Premises which does not result in a termination of this Lease, the Base Annual Rental for the remainder of the Lease Term shall be reduced by the



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same percentage as the rentable area of the space taken bears to the total rentable area originally in the Premises. In the event that a partial taking renders the remainder of the Premises impractical for use, then Tenant shall have the option to cancel this Lease.

         16. HOLDING OVER. If Tenant remains in possession of the Premises after expiration of the term of this Lease, with Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a tenant at will at a rental rate equal to one and one-half times the rental rate, adjusted pursuant to paragraph 3(b), in effect at the end of this Lease and there shall be no renewal of this Lease by operation of law.

         17. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations attached as Exhibit "B" to this Lease and all reasonable modifications of and additions thereto of general application from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for nonperformance by any other tenant or occupant of the Project or the Building of any of said rules and regulations.

         18. HAZARDOUS SUBSTANCES. Tenant represents and warrants that it will not, on or about the Premises, make, store, use, treat, transport or dispose of any hazardous or toxic waste, contaminants, oil, radioactive or other materials the removal of which is required or the maintenance of which is prohibited, regulated (unless such regulations are adhered to and Landlord is notified thereof) or penalized by any local, state or federal agency, authority or governmental unit.

         19. DEFAULTS. The following shall constitute events of Default hereunder:

         (a) Failure by Tenant to pay any rent or other sum payable hereunder on or before the date due;

         (b) Default by Tenant in the observance or performance of any of the other terms, covenants, agreements or conditions contained herein or in the rules and regulations incorporated herein;

         (c) Filing by the Tenant or any guarantor or surety with respect to this Lease of a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under the Bankruptcy Act, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, or any action by the Tenant or any guarantor or surety with respect to the Lease indicating its content to, approval of or acquiescence in, any such petition or proceeding; the application by the Tenant or any guarantor or surety with respect to this Lease for or the appointment by consent or acquiescence of a receiver or trustee of the Tenant or any guarantor or surety with respect to this Lease or for all or a substantial part of its property; the making by the Tenant or any guarantor or surety with respect to this Lease or any assignment for the benefit of its creditors; or the inability of the Tenant or any guarantor or surety with respect to this Lease, or the admission by the Tenant or any guarantor or surety with respect to this Lease of its inability, to pay its debts as they mature.

         (d) The filing of any involuntary petition against the Tenant or any guarantor or surety with respect to this Lease in bankruptcy or seeking reorganization, arrangement, readjustment of its debts or for any other relief under the Bankruptcy Act, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, or the involuntary appointment of a receiver or trustee of the Tenant or any guarantor or surety with respect to this Lease or for all or a substantial part of its property; or the issuance of attachment, execution or other similar process against substantial part of the property of the Tenant or any guarantor or surety with respect to this Lease and the continuation of any of such for a period of thirty (30) days undismissed, unbonded or undischarged.



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         (e)   The insolvency of Tenant or any guarantor or surety with respect to this Lease; or the withdrawal or revocation of any guaranty or suretyship agreement regarding this Lease.

         Upon the occurrence or existence of any Event of Default, Landlord shall have the option to exercise any or all of the following remedies:

         (i) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, but if Tenant shall fail to do so, Landlord may, without further notice and without prejudice to any other remedy Landlord may have for possession or arrearages in rent or damages for breach of contract, enter upon the Premises and expel or remove Tenant and its effects, and Tenant agrees to indemnify Landlord for all loss and damage which Landlord may suffer by reason of such Lease termination, whether through inability to relet the Premises, or through decrease in rent, or otherwise;

         (ii) Enter the Premises as the agent of the Tenant on Tenant's account, and relet the Premises as the agent of the Tenant, and receive the rent therefor, and the Tenant shall pay the Landlord any deficiency that may arise by reason of such reletting, on demand at any time and from time to time at the office of Landlord. This reletting is for the benefit of the Tenant and does not relieve him of his obligations under the Lease whether or not notice of the reletting is given to the Tenant. It is hereby agreed that this may be done without effecting a surrender of the Premises;

         (iii) Refuse to accept a surrender of the Premises in which event the Landlord may allow the premises to remain idle and hold the Tenant for rent, or, in the alternative the Landlord may sue for breach of contract before the expiration of the term.

         (iv) Re-rent the Premises, calculate the amount by which the rent for the re-rented Premises is less than that provided by this Lease and immediately be entitled to such difference reduced to its then present value.

         The foregoing remedies of Landlord shall not be exclusive but shall be cumulative and in addition to all other remedies now or hereafter allowed by law or elsewhere provided for. Nothing herein contained shall limit or prejudice Landlord's right to prove and obtain as liquidated damages arising out of any default or termination of this Lease the maximum amount allowed by law.

         20.  TENANT'S PERSONALTY.

         The Tenant shall, on or before the expiration of the Lease term, surrender the Leased Premises and the keys and mailbox keys thereto to the Landlord free of subtenancies, together with alterations, additions, and improvements which may have been made upon the Premises, except movable furniture, movable personal property, or movable trade fixtures put in at the expense of the Tenant, subject, however, to the subsequent provisions hereof. All of the property removable pursuant to the provisions of this paragraph shall be removed by the Tenant on or before the expiration of the Lease term, and all property not so removed shall be deemed abandoned by the Tenant. Landlord may remove and immediately dispose of such property in a manner set forth below at Tenant's expense.

         Tenant hereby irrevocably appoints Landlord as agent and attorney in fact of Tenant to enter upon the Premises, upon the occurrence or existence of any Event of Default, and to remove any personal property situated upon the Premises, and place such property in storage for the account of and at the expense of Tenant. In the event that Tenant shall not claim such property and pay the cost of storing such property after the property has been stored for a period of thirty (30) days or more, Landlord may sell any or all of such property at public or private sale in such manner and at such times and places as Landlord in its sole discretion may deem proper without notice to Tenant or any demand upon Tenant for the payment of any part of such charges or the removal of any of such property, and shall apply the proceed of such sale; first, to the cost and expenses of such sale, including reasonable attorney's fees actually incurred; second, to the payment of the costs of or charges for storing any such property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant.

         21.  ATTORNEY'S FEES.

         In the event any sums payable to Landlord hereunder are collected at law or through any attorney at law, Tenant or Landlord shall pay, in addition to such sums, fifteen percent (15%) thereof for attorneys fees. Tenant or Landlord shall pay all reasonable attorney's fees and expenses Landlord or Tenant incurs in enforcing any other obligation of Tenant or Landlord hereunder, or in connection with any litigation or negotiations in which Landlord or Tenant shall, without its fault, become involved through or on account of this Lease.

         22.  NOTICES.

         All notices and demands permitted or required to be given by either party to the other hereunder shall be deemed to have been fully given when in writing and deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows:

         (a) to Tenant at the Premises, or to such other place as Tenant may from time to time designate in a written notice to Landlord;

         (b) to Landlord at 855 Mt. Vernon, NE, Atlanta, Georgia 30328, or to such other place as Landlord may from time to time designate in a notice to Tenant.

         23.  NO ESTATE.

         This contract and lease shall create the relationship of landlord and tenant; no estate shall pass out of Landlord; and Tenant shall have only a usufruct which is not subject to levy and sale.

         24.  SECURITY DEPOSIT.

         (a) As security for the faithful performance of the terms, covenants, conditions and provisions of this Lease, as well as to indemnify Landlord from any damage, costs, expenses, real estate brokerage commissions or attorneys' fees to which Landlord may be put by reason of any default by Tenant, Tenant hereby agrees to deposit with Landlord, no later that thirty (30) days prior to the commencement date of the Lease Term, and unconditional and irrevocable letter of credit issued by NationsBank (in a form acceptable to Landlord) in the amount of eight thousand two hundred twenty dollars and 61/100 ($8,220.61) which letter of credit shall be renewed annually, at least thirty (30) days prior to the expiry date thereof for additional one-year periods until the expiration of the Lease Term (or the Extended Term, if any). If such letter of credit has not been renewed at least thirty (30) days prior to the expiry date thereof, Landlord may immediately draw on such letter of credit and hold the cash proceeds thereof in lieu of such letter of credit.

         (b) As additional security for Tenant's obligation to take possession of the Premises on the Commencement Date and to comply with all of Tenant's covenants, warranties, agreements and provisions from even date herewith until said Commencement Date, Tenant has deposited with Landlord the sum of $7,305.50. Such amount shall be applied to the first two (2) month's rent upon Tenant's timely taking possession or alternatively, in the event Tenant fails to take possession of the Premises as aforesaid, said sum shall be retained by Landlord for application in reduction, but not in satisfaction, of damages suffered by Landlord as a result of Tenant's failure to take possession timely.

         (c) In the event of a sale or transfer of Landlord's interest in the Premises or the Building, or the Land; or a lease for years by Landlord of the Premises or of the Building substantially as an entirety, Landlord shall have the obligation to transfer the within described security deposits to the vendee or Tenant for years of Landlord, as the case may be, and Landlord shall be relieved from all liability to Tenant for the return of such deposits. Tenant shall look solely to the new owner or to Landlord's tenant for years for the return of said deposit. The provisions of this Paragraph 24 shall apply to every assignment to the aforesaid security deposits made to any new owner or tenant for years of Landlord. The security deposited under this Lease shall not be mortgaged, assigned or encumbered by Tenant. In the event of a permitted assignment or subletting under this Lease by Tenant, the security deposits shall be held by Landlord as a deposit made by the permitted assignee or subtenant and Landlord shall have no further liability with respect to the return of said security deposits to Tenant.

         (d) Landlord may commingle with other funds of Landlord the deposits provided for herein. Said deposits shall not bear interest. Tenant, waives the provisions of all present or future laws contrary to the provisions of this paragraph 24.

         25.  BINDING EFFECT.

         The provisions of this Lease shall bind and inure to the benefit of Landlord and Tenant, and their respective successors, heirs, legal representatives and permitted assigns; it being understood that the term "Landlord," as used in this Lease, means only the owner for the time being of the Building of which the Premises are a part, so that in the event of any sale or sales of said Building or of any lease for years thereof, the Landlord named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter, and it shall be deemed without further agreement. that the purchaser, or the tenant for years, of or from Landlord, as the case may be, has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder during the period such party has possession of the Building. Should the entire Building be severed from the Land as to ownership by sale and/or lease, then the owner of the entire Building or tenant for years of the entire Building that has the right to lease space in the Building to other tenants shall be deemed the "Landlord." Tenant shall be bound to any succeeding party of Landlord for all the terms, covenants and conditions hereof and shall execute any attornment agreement not in conflict herewith at the request of any succeeding party of "Landlord" or Tenant.

         26.  ESTOPPEL CERTIFICATES.

         Tenant shall, from time to time, and upon ten (10) days prior written request by Landlord or by a holder of a deed to secure debt on the Building ("Mortgagee") execute, acknowledge and deliver, in recordable form, to Landlord or as Landlord may direct or to a Mortgagee, as the case may be, a written statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications), the date of commencement of this Lease, the dates to which annual rental, additional rental and other charges have been paid, that this Lease is in full force and effect, that Tenant is in possession of the Premises paying the full lease rental, that no rental payments have been made in advance except as stated in the, Lease, and whether, to the best knowledge of Tenant, Landlord is in default hereunder (and if so, specifying the nature of the default and the steps, if any, being taken to cure same), it being intended that any such statement delivered pursuant to this paragraph may be relied upon any person dealing with Landlord with respect to Landlord's interest in the Premises.

         27.  RENT CONTROL.

         Tenant hereby waives the benefits of all existing and future Rent Control Legislation and similar government regulations (which may be applicable with respect to this Lease, or Tenant's rights hereunder), whether in time of war or not, to the extent not prohibited by law.

         28.  OWNER AND MANAGER.

         Landlord gives to Tenant and Tenant acknowledges having the following information:

         (a) the name of the owner of record of the Building in which the Premises are located is KGE Associates, LP and its address is 855 Mt. Vernon, NE, Atlanta, Georgia 30328.

         (b) the names of the persons authorized to manage the Building in which the Premises are located are Anderson Properties, Inc., and their address is 855 Mt. Vernon, NE, Atlanta, Georgia 30328.

         29.  APPLICATION OF TENANT'S PAYMENTS.

         Landlord may accept any and all payments by or for the account of Tenant, without prejudice to the claims of Landlord; and Landlord may apply the same to or for the account of Tenant in such manner, order or priority as Landlord may determine in Landlord's sole discretion notwithstanding any designation by Tenant of application to the contrary or whether a different amount than that demanded, claimed or anticipated by Landlord.

         30.  WAIVER OF CERTAIN RIGHTS.

         Tenant waives the rights and benefits of Section VI of Georgia Laws 1970, page 968 at page 972 (which section provides that tender of rents and costs within seven days of service of a dispossessory summons is a defense to said summons), and any amendments thereto.

         31.  MISCELLANEOUS

         (a) The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter and words used in the neuter include the masculine and feminine. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several.

         (b) The paragraph headings of this Lease are for reference convenience only, and are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

         (c) Time is of the essence of this Lease and each and all of its provisions.

         (d) Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. Landlord and Tenant agree that each lease draft submitted for consideration by the other shall be null and void if a response has not been given back to the other within forty-eight (48) hours.

         (e) The terms, covenants, agreements and conditions herein contained, shall, subject to the provisions as to assignment and subletting apply to and bind the heirs, successors, executors, administrators, assigns and subtenants of the parties hereto, unless otherwise provided herein.

         (f) As used in this Lease, the term "rent" or "rental" shall include all amounts payable pursuant to Paragraph 3 and all other additional charges or sums payable to Landlord hereunder.

         (g) This Lease is made and entered into in the State of Georgia, relates to premises located and duties to be performed in the State of Georgia, and shall, in all respects, be interpreted in accordance with the laws of the State of Georgia.

         (h) This Lease represents the entire understanding and agreement between the parties relating to the subject matter hereof and supersedes all prior negotiations and agreements relative thereto. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

         (i) This Lease may be executed in counterparts, each of which, when fully executed, shall be deemed an original, and all of which shall be but one Agreement. In the event of any conflict between any of such counterparts, the original or copy hereof held by Landlord, including all exhibits thereto, shall control.

         (j) If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to any other person or circumstance, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

         (k) No failure or delay of Landlord to exercise any right or power given it herein or to insist upon strict compliance by Tenant of any obligation imposed upon it herein and no course of dealing or custom or practice of either party hereto at variance with any term hereof shall constitute a waiver or a modification of the terms hereof by Landlord or its right to demand strict compliance with the terms hereof by Tenant.

         32.  SPECIAL STIPULATIONS.

         The following Special Stipulations are hereby made a part of this Lease and shall control in the event they conflict with any of the foregoing provisions of the Lease.

         IN WITNESS WHEREOF, the parties have executed this Lease on the day and year first above written.

                                          "LANDLORD"

                                          KGE Associates, LP

                                          By:   /s/ Perry Fieldmyer
                                             -----------------------------------

                                                Its:
                                                    ----------------------------

                                          Date Executed by Landlord  1/28/92
                                                                   -------------

                                                       (CORPORATE SEAL)


                                          "TENANT"

                                          Complementary Solutions, Inc.

                                          By:   /s/ David H. Couchman
                                             -----------------------------------

                                                Its:  President
                                                    ----------------------------

                                                Attest: /s/ Raphael McAbee-Reher
                                                       -------------------------

                                                 Its:  Vice President
                                                     ---------------------------

                                          Date Executed by Tenant    1/28/92
                                                                 ---------------
                                                       (CORPORATE SEAL)

                              RULES AND REGULATIONS

         1. No sign, picture, advertisement or notice of any kind shall be displayed on the exterior of the Premises, or on any part of the Building unless the same is first approved by the Landlord.

         2. Tenant shall have the right to be furnished with two keys for every lock on doors in the Premises, however, additional keys must be made at Tenant's expense. No additional locks shall be placed upon any doors of the Premises, unless Landlord is provided with keys to the additional locks, and upon termination of the Lease, Tenant shall surrender to Landlord all keys to the Premises.

         3. The Landlord, its agents and employees, shall be permitted in the Premises at all reasonable hours for the purpose of making any repairs, and for any other reasonable purposes.

         4. No electric current shall be used by the Tenant except that furnished or approved by the Landlord, nor shall electric or other wires be brought into the Premises except upon the written approval of the Landlord, and any electric current in excess of that considered by Landlord to be normal for Tenants in the Building shall be paid for by Tenant, under such rates as are established by Landlord.

         5. Tenant shall not without first obtaining Landlord's written consent, employ or contract with any person to do cleaning or perform janitorial services in the Premises.

         6. The sidewalks, entrances, passages, halls and stairways shall not be obstructed in any way by Tenant, its agents or employees, or used by them for purposes other than ingress in and egress from the Premises.

         7. All equipment, furnishings or other heavy articles used by the Tenant in Premises shall be carried into the Premises only at such times and in such manner as shall be prescribed by Landlord. Any damage done to the Building or any part thereof by moving or removing said articles or from overloading any floor in any way shall be paid by Tenant. Defacing or damaging any part of the Premises or Building in any way by Tenant, its agents or employees shall be repaired at the expense of Tenant.

         8. No animals, birds, bicycles or other vehicles shall be brought into the offices, halls or elsewhere in the Building by the Tenant, its agents or employees. Tenant shall be allowed to have an aquarium in the Premises.

         9. Restrooms and other water facilities shall not be used for any purpose other than those for which they are intended and any damage resulting to them from misuse shall be repaired at the expense of Tenant.

         10. In the event Landlord provides venetian blinds or draperies in the office space used by Tenant, Tenant shall use such care and diligence to protect them as may be required by Landlord.

         11. Outside windows in the Premises shall not be covered or obstructed by Tenant in any way without first obtaining Landlord's written consent.

         12. The Tenant at its sole expense shall comply with all laws, orders and regulations of federal, state and municipal authorities, and with any direction of any public officer, pursuant to law, which shall impose any duty upon the Landlord or the Tenant with respect to the lease property. The Tenant, at its sole expense, shall obtain all licenses or permits which may be required for the conduct of its business within the terms of this Lease, or for the making of repairs, alternations, improvements or additions and the Landlord, where necessary, will join with the Tenant in applying for all such permits or licenses.

         13. The Landlord reserves the right to make such other and farther reasonable Rules and Regulations as in the Landlord's judgment may from time to time be needed for the safety, care and cleanliness of the Building and Project and for the preservation of good order therein and such other or further Rules and Regulations shall be binding upon Landlord and Tenant the same as if they had been inserted herein at time of execution of the Lease Agreement into which these Rules and Regulations are incorporated.

                              SPECIAL STIPULATIONS

RENTAL SCHEDULE

The following schedule is the base rental payable per Paragraph 3(a) of this lease:

Year 1   Beginning April 10, 199 through March 31, 1993 the monthly sum of
         Seven thousand three hundred five dollars and 50/100 ($7,305.50) for a total annual base rental of Eighty seven thousand six hundred sixty six dollars and No/100 dollars ($87,666.00).

Year 2   Beginning April 1, 1993 through March 31, 1994 the monthly sum of
         Seven thousand five hundred twenty eight dollars and 51/100 ($7,528.51) for a total annual base rental of Ninety thousand three hundred forty two dollars and 12/100 dollars ($90,342.12).

Year 3 Beginning April 1, 1994 through March 31, 1995 the monthly sum of Seven thousand seven hundred fifty one dollars and 52/100 ($7,751.52) for a total annual base rental of Ninety three thousand eighteen dollars and 24/100 dollars ($93,018.24).

Year 4 Beginning April 1, 1995 through March 31, 1996 the monthly sum of Seven thousand nine hundred eighty two dollars and 22/100 ($7,982.22) for a total annual base rental of Ninety five thousand seven hundred eighty six dollars and 64/100 dollars ($95,786.64).

Year 5 Beginning April 1, 1996 through March 31, 1997 the monthly sum of Eight thousand two hundred twenty dollars and 61/100 ($8,220.61) for a total annual base rental of Ninety eight thousand six hundred forty seven dollars and 32/100 dollars ($98,647.32).

* April 10, 1992 - April 30, 1992 is deemed a partial month and rental shall be prorated accordingly.

RENTAL ABATEMENT

Lessor grants to Lessee the period of April 10, 1992 through February 28, 1993 as ten (10) months of one-half base rent (the "Abated Rent Period"). All other charges per the Lease Agreement during this period will be due and payable. Per paragraph 2 of the Lease (Term), the rental abatement period shall be extended by the amount of time in which the commencement date is extended.

Landlord and Tenant acknowledge that the foregoing Abated Rent Period has been granted to Tenant as additional consideration for entering into the Lease, and for agreeing to pay the Base Rent and performing the terms and conditions otherwise required under the Lease. Accordingly, if Tenant shall default under the Lease and fail to cure such default within the time permitted for cure pursuant to the Lease, if any, prior to making fifty (50) full monthly payments after the ten (10) months of one-half rent, Tenant shall become obligated to pay to Landlord the, $36,527.50 value of the Base Rent otherwise abated hereunder during the Abated Rent Period. Said abated rent payable to the Landlord shall be proportionately reduced according to the amount of months already paid during the term of the Lease.

AS-IS CONDITION

Except for the improvements as detailed in Exhibit "A", tenant agrees to accept the leased premised in an "as-is" condition. Landlord agrees that the HVAC, electrical and plumbing fixtures will be in a satisfactory working condition throughout the term of the Lease.

Lessee's acceptance of the Premises shall be subject to "punch list items" which are details of construction, decoration, and mechanical and electrical adjustments which, in the aggregate, are minor in character and do not materially interfere with the Lessee's use of enjoyment of the Premises. Within ten (10) days after the date of the Certificate of Substantial Completion of the improvements to the Premises, Lessor's representative and Lessee's representative shall inspect the Premises for purposes of compiling a list of punch list items. Lessor shall be obligated to begin correcting and diligently pursue the correction of punch items within thirty (30) days after completion of said punch list, unless any item or items included on said punch list cannot reasonably be completed within thirty (30) days, in which case Lessor shall have begun correcting and diligently pursuing the correction of those items within said thirty (30) day period.

EXPANSION SPACE

Landlord guarantees the availability of 2,000 square feet of contiguous space for a period of twenty four (24) months. The rental rate for the expansion space shall be the same as the then prevailing rate Tenant is paying on it's original premises. Landlord will improve the expansion space in a similar fashion to the improvements made to Tenant's original premises, but under no circumstances shall the cost of improvements exceed $7.54 per square foot. Any costs above and beyond the $7.54 per square foot allowance shall be Tenant's responsibility.

CANCELLATION FEE AND OPTION

Should Tenant elect to terminate the lease after three (3) full years of occupancy, Tenant shall be obligated to pay to Landlord $32,463.34 in a lump sum payment. This amount pertains to canceling Tenants original premises only. If Tenant expands into the adjacent 2,000 square feet after twenty four (24) months and then cancels the lease, Tenant shall also be obligated to pay the unamortized improvements for that space. As an example, if the improvements for the expansion space were $15,080.00 (2,000 square feet x $7.54), the fee would be $10,594.28. It is acknowledged and agreed by Tenant that the cancellation fee payable to Landlord in accordance with the provisions hereof is not a penalty but is a reasonable estimate of the damages to be sustained by Landlord as a result of such early termination by Tenant, including, but not limited to, the unamortized costs of concessions and improvements constructed by Landlord within the Premises. It is otherwise difficult to ascertain precisely the actual damages to be incurred by Landlord as a result of such early termination, and Landlord and Tenant hereby agree that the cancellation fee set forth above shall constitute liquidated damages, and be the sole remedy of Landlord, as a result of such early termination.

Should Tenant desire to exercise such cancellation right, Tenant shall give Landlord prior written notice of such exercise at least ninety (90) days prior to that date upon which Tenant will have occupied the Premises for three (3) full years. The cancellation fee as set forth above shall be paid by Tenant to Landlord with such notice of cancellation, and the Lease Term shall end on the last day of such three (3) year term.

BROKER

The Wesley Company is acting agent for the Tenant in this transaction and is to be paid a commission by the Landlord according to a separate commission agreement between Lessor and The Wesley Company, said agreement incorporated hereto by reference.

INTENT OF THE PARTIES

Landlord and Tenant agree that the prevailing intent of this Lease is for the Landlord to provide and maintain the structural components of the Premises, the Building, and the grounds of the Building, in a professional manner in order to provide a good business environment for the Tenant. In return, the Tenant shall pay Rent in a timely manner as set forth in this Lease. Both parties agree to act in a reasonable, lawful manner regarding all aspects of this Lease.

                                   EXHIBIT "A"

                                  [Floor Plan]

                                   EXHIBIT "B"

                               [Legal Description]

                                   EXHIBIT "C"

TENANT IMPROVEMENTS:

It is understood and agreed by both parties that the following improvements will be provided by the Landlord:

Landlord will construct the space in accordance with the specifications detailed in the construction drawings prepared by Research Planning and Design, Inc. dated January 16, 1992.

Landlord will provide a lift to facilitate access to the second floor of the building in accordance with governmental codes.

                              DISCLOSURE STATEMENT

RE:     KGE Associates, LP and Complementary Solutions, Inc.

Pursuant to Georgia Real Estate Commission Regulation 520-1-.08 The Wesley Company and Anderson Properties, Inc. make the following disclosures:

I.       In the above transaction, The Wesley Company represents:

         *(a)  the Lessee exclusively
          (b)  the Landlord exclusively
          (c) the Lessee and Landlord jointly and such dual agency is expressly consented to the parties by their execution hereof.

II.      In the above transaction, Anderson Properties, Inc. represents:

          (a)  the Lessee exclusively
         *(b)  the Landlord exclusively
          (c) the Lessee and Landlord jointly and such dual agency is expressly consented to the parties by their execution hereof.

III. In the above transaction, The Wesley Company shall receive its compensation from:

          (a)  the Lessee exclusively
         *(b)  the Landlord exclusively
          (c) the Lessee and Landlord jointly and such dual agency is expressly consented to the parties by their execution hereof.

IV. In the above transaction, Anderson Properties. Inc, shall receive its compensation from:

          (a)  the Lessee exclusively
         *(b)  the Landlord exclusively
          (c) the Lessee and Landlord jointly and such dual agency is expressly consented to the parties by their execution hereof.

The parties named below acknowledge, agree with and consent to the representation and compensation disclosed above.

Lessor:  KGE Associates, LP              Lessee:  Complimentary Solutions, Inc.

By: /s/ Perry Fieldmyer                  By: /s/ David H. Couchman
   --------------------------------         ------------------------------------

Title:                                   Title:  President
      -----------------------------            ---------------------------------

Date:                                    Date:   1/28/92
     ------------------------------           ----------------------------------